                                                                    Exhibit 10.1
                            RELATIONSERVE MEDIA, INC.

                            2005 INCENTIVE STOCK PLAN

     1.   PURPOSE OF THE PLAN.

          This  2005  Incentive  Stock  Plan  (the  "Plan")  is  intended  as an incentive, to retain in the employ of and as directors,  officers,  consultants, advisors and employees to RelationServe  Media,  Inc., a Nevada corporation (the
"Company")  and any  subsidiary  of the  Company,  within the meaning of Section
424(f) of the United  States  Internal  Revenue  Code of 1986,  as amended  (the
"Code"), persons of training,  experience and ability, to attract new directors, officers,  consultants,  advisors and employees  whose  services are  considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

          It is further  intended that certain options  granted  pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options." The terms, provisions,  conditions and limitations of the Plan shall be construed  and  interpreted  consistent  with the Company's intent as stated in this Section 1.

     2.   ADMINISTRATION OF THE PLAN.

          The Board of Directors of the Company (the "Board")  shall  administer the Plan  directly  or  appoint  and  maintain  as  administrator  of the Plan a
Committee  (collectively  the  "Committee")  consisting of two or more directors that  shall  serve at the  pleasure  of the  Board.  The  Committee,  subject to
Sections  3 and 5 hereof,  shall  have full  power and  authority  to  designate recipients of Options and restricted stock ("Restricted Stock") and to determine the terms and  conditions of the respective  Option and Restricted  Stock (which need not be  identical)  and to  interpret  the  provisions  and  supervise  the administration  of the Plan.  The Committee  shall have the  authority,  without limitation, to designate which Options granted under the Plan shall be Incentive
Options and which shall be Nonqualified  Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate  Nonqualified
Option.

          Subject to the provisions of the Plan, the Committee  shall  interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such  rules as it deems  necessary  for the proper  administration  of the Plan,
shall  make  all  other   determinations   necessary   or   advisable   for  the
administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

          In the event that for any reason the Committee is unable to act, or if there shall be no such  Committee,  then the Plan shall be  administered  by the
Board,  and  references  herein to the Committee  (except in the proviso to this sentence) shall be deemed to be references to the Board.

     3.   DESIGNATION OF OPTIONEES AND GRANTEES.

          The persons  eligible for  participation  in the Plan as recipients of
Options (the  "Optionees") or Restricted Stock (the "Grantees" and together with
Optionees,  the "Participants") shall include directors,  officers and employees of, and  subject  to their  meeting  the  eligibility  requirements  of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), consultants,  vendors,  joint venture partners,  and advisors to, the Company or any subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary.  In selecting Optionees and Grantees,  and in determining  the  number  of  shares to be  covered  by each  Option or share of
Restricted  Stock  granted to Optionees or Grantees,  the Committee may consider any  factors it deems  relevant,  including  without  limitation,  the office or position  held  by  the  Optionee  or  Grantee  or  the  Optionee  or  Grantee's
relationship to the Company,  the Optionee or Grantee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the  Optionee or  Grantee's  length of service,  promotions  and  potential.  An
Optionee or Grantee who has been granted an Option or Restricted Stock hereunder may be granted an  additional  Option or  Options,  or  Restricted  Stock if the
Committee shall so determine.

     4.   STOCK RESERVED FOR THE PLAN.

          Subject to  adjustment  as  provided  in Section 8 hereof,  a total of
3,300,000  shares of the Company's Common Stock, par value $0.001 per share (the
"Stock"),  shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any Subsidiary of the Company,  and such amount of shares of Stock shall be and are hereby reserved for such purpose. Any shares of Stock that may remain unissued and that are not subject to outstanding  Options at the  termination of the Plan shall cease to be  reserved  for the  purposes  of the Plan,  but until termination  of the Plan the  Company  shall at all times  reserve a  sufficient number of  shares of Stock to meet the  requirements  of the  Plan.  Should  any
Option or  Restricted  Stock  expire or be  canceled  prior to its  exercise  or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted  Stock be reduced for any reason,  the shares of Stock  theretofore  subject to such Option or  Restricted
Stock  may be  subject  to  future  award  under the  Plan,  except  where  such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

     5.   TERMS AND CONDITIONS OF OPTIONS.

          Options  granted  under the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)  OPTION  PRICE.   The  purchase  price  of  each  share  of  Stock
purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
PROVIDED,  HOWEVER,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of grant.  The  exercise  price for each Option shall be subject to  adjustment  as provided in Section 8 below.  "Fair Market  Value" means the price as determined by the Committee in a manner consistent with the provisions of the Code.

          (b)  OPTION  TERM.  The  term of each  Option  shall  be  fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          (c) EXERCISABILITY.  Subject to Section 5(k) hereof,  Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the Committee at the time of grant. In the absence of any
Option vesting periods designated by the Committee at the time of award, Options shall vest and first  become  exercised  as to  one-third of the total amount of award on each of the first, second and third anniversary of the date of award.

          Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee  may  accelerate  the vesting and  exercisability  of  outstanding
Options,  in  whole or in  part,  as  determined  by the  Committee  in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the occurrence of a Change in Control,  each outstanding  Option shall terminate within a specified number of days after notice to the Optionee  thereunder,  and each such Optionee  shall  receive,  with respect to each share of Company Stock subject to such  Option,  an amount equal to the excess of the Fair Market Value of such shares  immediately  prior to such Change in Control  over the  exercise price per share of such Option;  such amount shall be payable in cash, in one or more  kinds  of  property  (including  the  property,  if  any,  payable  in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

          For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

               (i) a tender  offer (or series of related  offers)  shall be made and  consummated  for the ownership of 50% or more of the  outstanding voting  securities  of the Company,  unless as a result of such tender offer  more  than  50% of the  outstanding  voting  securities  of the surviving or resulting  corporation shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the  commencement  of such offer),  any  employee  benefit plan of the
          Company or its Subsidiaries, and their affiliates;

               (ii) the Company  shall be merged or  consolidated  with  another corporation,  unless as a result of such merger or consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or
          resulting   corporation  shall  be  owned  in  the  aggregate  by  the stockholders of the Company (as of the time immediately  prior to such transaction),  any  employee  benefit  plan  of  the  Company  or  its
          Subsidiaries, and their affiliates;

               (iii) the Company shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such  assets  shall be owned in the  aggregate  by the  stockholders  of the  Company  (as of the time immediately prior to such  transaction),  any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

               (iv) a Person (as defined below) shall acquire 50% or more of the outstanding  voting  securities  of  the  Company  (whether  directly, indirectly,  beneficially  or of  record),  unless as a result of such acquisition more than 50% of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

          For purposes of this  Section  5(c),  ownership  of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its
Subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  Subsidiaries;  (C) an
underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the stockholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

          (d) METHOD OF EXERCISE.  Options to the extent then exercisable may be exercised  in whole or in part at any time during the option  period,  by giving written  notice to the  Company  specifying  the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check  or such  other  instrument  as may be  acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon exercise of an Option at such time as the Optionee (i) has given written  notice of exercise and has paid in full for such  shares,  and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

          (e)  NON-TRANSFERABILITY.

               (i) Except as provided  in Section  5(e)(ii)  hereof,  during the lifetime of an Optionee,  only the Optionee (or, in the event of legal
          incapacity  or   incompetence,   the  Optionee's   guardian  or  legal
          representative) may exercise an Option.  Except as provided in Section
          5(e)(ii) hereof,  no Option shall be assignable or transferable by the
          Optionee  to whom it is  granted,  other  than by will or the  laws of descent and distribution.

               (ii) A Optionee  may  Transfer  (as defined in Section  5(e)(iii)
          below) all or part of an Option that is not an Incentive  Stock Option by gift or domestic  relations  order to any "family  member" (as that term is defined under Rule 701(c)(3) of the Securities Act, as amended or any successor provision of law); provided,  that (x) there shall be no consideration for any such Transfer and (y) subsequent Transfers of
          transferred   Options  shall  be  prohibited   except  those  made  in
          accordance  with  this  Section  5(e)(ii)  or by will  or the  laws of descent and  distribution  and otherwise in compliance with applicable
          U.S.  federal and state and foreign  securities  laws.  Following  any permitted Transfer hereunder, any transferred Option shall continue to be  subject  to the  same  terms  and  conditions  as were  applicable immediately prior to such Transfer, provided that for purposes of this
          Section  5(e)(ii) the term "Optionee"  shall be deemed to refer to the transferee and the transferee shall agree to be bound by the terms and conditions of the Options and this Plan.  The events of termination of the  employment  or other  relationship  of Section  5(i) hereof shall continue  to  be  applied  with  respect  to  the  original  Optionee, following which the Option shall be exercisable by the transferee only to the extent and for the periods  specified  in Section  5(g),  5(h),
          5(i), or 5(j) hereof.

               (iii)  Except  pursuant to the laws of descent and  distribution,
          Optionee  shall not sell or in any other way,  directly or indirectly, transfer, assign, distribute,  pledge, hypothecate,  encumber, gift or otherwise alienate or dispose of (collectively,  "Transfer") any Stock issued  pursuant to the  exercise of an Option  (whether  now owned or hereafter  acquired  pursuant  to  such  exercise),  or any  right  or interest therein,  whether voluntarily or involuntarily,  by operation of  law,  court  order,  foreclosure,  marital  property  division  or otherwise,  except (a) in compliance with all applicable U.S.  federal and state and  foreign  securities  laws,  and,  (b) with the  written consent of the Company upon approval by the Committee. Notwithstanding the  foregoing,  the  Optionee  may  Transfer  such  Stock  by gift or domestic  relations  order to any  "family  member"  (as that  term is defined under Rule  701(c)(3) of the  Securities  Act, as amended from time to time) without  obtaining  the written  consent of the Company;
          provided,  that (i) such  Transfer  shall  be in  compliance  with all applicable U.S.  federal and state and foreign  securities  laws; (ii)
          there shall be no consideration  for any such Transfer;  and (iii) the transferee shall agree not to Transfer such Stock except in accordance with this Section 5(e)(iii).  Any attempted Transfer of Stock acquired pursuant  to the  exercise  of an  Option  that  is not  permitted  in accordance with this Section 5(e)(iii) shall be void and of no further force  and  effect  and shall  not be  registered  on the books of the
          Company.  The  provisions  of  this  Section  5(e)(iii)  will be of no further  force or effect  upon the  earlier  of: (x) the first date on which  Shares  are held of  record by more  than  five  hundred  (500)
          persons  and are  registered  pursuant  to an  effective  registration statement  filed  with  the  United  States  Securities  and  Exchange
          Commission;  (y) the  consummation of a firm  commitment  underwritten public offering, pursuant to an effective registration statement under the Securities Act, as amended from time to time; or (z) a sale of the
          Company to, or merger of the Company  with,  a company  subject to the reporting  requirements  of the Exchange  Act, as amended from time to time.

          (f) NO RIGHTS AS A  STOCKHOLDER.  No Optionee (or other person  having the right to exercise  such award) shall have any of the rights of a stockholder of the Company with  respect to shares  subject to such award until the issuance of a stock  certificate  to such  person for such  shares.  Except as  otherwise provided  herein,  no adjustment  shall be made for dividends,  distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other  property)  for which the  record  date is prior to the date such stock certificate is issued.

          (g)  TERMINATION  BY  DEATH.   Unless  otherwise   determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one (1) year after the date of such death or until the  expiration  of the stated term of such Option as provided under the Plan,  whichever  period is shorter.

          (h) TERMINATION BY REASON OF DISABILITY.  Unless otherwise  determined by the Committee, if any Optionee's employment with or service to the Company or any  Subsidiary  terminates  by reason of total and  permanent  disability,  any
Option held by such Optionee may  thereafter be exercised,  to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after  ninety  (90)  days  after  the  date  of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  PROVIDED,  HOWEVER,  that,  if the Optionee  dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year  after the date of such  death or for the stated term of such Option, whichever period is shorter.

          (i) TERMINATION BY REASON OF RETIREMENT.  Unless otherwise  determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised  after ninety (90) days after the date of such  termination  of employment  or service or the  expiration  of the  stated  term of such  Option, whichever  period is shorter;  provided,  however,  that,  if the Optionee  dies within such ninety (90) day period, any unexercised Option held by such Optionee shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of death,  for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter.

          For purposes of this paragraph  (i),  "Normal  Retirement"  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension plan,  age 65, and "Early  Retirement"  shall mean  retirement  from  active  employment  with the  Company or any  Subsidiary pursuant  to the  early  retirement  provisions  of the  applicable  Company  or
Subsidiary pension plan or if no such pension plan, age 55.

          (j) OTHER TERMINATION.  Unless otherwise  determined by the Committee, if any  Optionee's  employment  with or service to the Company or any Subsidiary terminates  for any  reason  other  than  death,  Disability  or Normal or Early
Retirement, the Option shall thereupon terminate, except that the portion of any
Option that was  exercisable  on the date of such  termination  of employment or service  may be  exercised  for the lesser of ninety (90) days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any  Subsidiary is terminated by the Company or such
Subsidiary  without cause (the  determination as to whether  termination was for cause to be made by the  Committee  in its sole and  absolute  discretion).  The transfer  of an  Optionee  from the employ of or  service to the  Company to the employ of or service to a Subsidiary,  or vice versa,  or from one Subsidiary to another,  shall not be deemed to  constitute  a  termination  of  employment  or service for purposes of the Plan.

          (k) LIMIT ON VALUE OF  INCENTIVE  OPTION.  The  aggregate  Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          (l) INCENTIVE OPTION SHARES. A grant of an Incentive Option under this
Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll  (employment)  tax required to be withheld,  and (b) if the Optionee  makes a  disposition,  within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder,  of any share or shares of Stock issued to him upon  exercise of an Incentive  Option  granted under the Plan within the two-year  period  commencing on the day after the date of the grant of such Incentive Option or within a one-year period  commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise  of  such  Incentive  Option,  he  shall,  within  10 days  after  such disposition,  notify the Company thereof and immediately  deliver to the Company any amount of United  States  federal,  state and local  income tax  withholding required by law.

     6.   TERMS AND CONDITIONS OF RESTRICTED STOCK.

          Restricted  Stock may be granted  under this Plan  aside  from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

          (a)  GRANTEE  RIGHTS.  A Grantee  shall  have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

          (b) ISSUANCE OF CERTIFICATES. The Company shall issue in the Grantee's name a certificate  or  certificates  for the shares of Common Stock  associated with the award promptly after the Grantee accepts such award.

          (c)  DELIVERY  OF  CERTIFICATES.   Unless  otherwise   provided,   any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

          (d) FORFEITABILITY, NON-TRANSFERABILITY OF RESTRICTED STOCK. Shares of
Restricted  Stock are forfeitable  until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable  until the date on which the Committee has specified such  restrictions has lapsed.  Unless otherwise  provided,  distributions  in the form of  dividends  or  otherwise of additional  shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

          (e) CHANGE OF CONTROL. Upon the occurrence of a Change in Control, the
Committee may accelerate the vesting of outstanding  Restricted  Stock, in whole or in part, as determined by the Committee, in its sole discretion.

          (f)  TERMINATION OF EMPLOYMENT.  In the event the Grantee ceases to be an employee or otherwise  associated with the Company or any Subsidiary with the consent of the  Committee,  or upon his death,  Retirement  or  disability,  the restrictions  imposed  under this  Section 6 shall  lapse  with  respect to such number  of  shares  theretofore  awarded  to him as shall be  determined  by the
Committee,  but, in no event,  less than a number  equal to the product of (i) a fraction the numerator of which is the number of completed  months elapsed after the  date of  award  of the  Restricted  Stock  to the  Grantee  to the  date of termination  and the  denominator  of  which  is the  number  of  months  in the
Restriction  Period and (ii) the number of shares of Restricted Stock. As to any
Restricted Stock then remaining, all such Restricted Stock shall be forfeited.

          In the  event  the  Grantee  ceases  to be an  employee  or  otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore  awarded  to him which are still  subject to  restrictions  shall be forfeited  and the  Company  shall have the right to  complete  the blank  stock power; PROVIDED,  HOWEVER, that the Committee may provide, by rule or regulation or in any Award agreement that restrictions or forfeiture conditions relating to shares of  Restricted  Stock  will be waived in whole or in part in the event of termination  resulting  from  specified  causes,  and the Committee may in other cases waive in whole or in part restrictions or forfeiture  conditions  relating to Restricted Stock.

     7.   TERM OF PLAN.

          No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the  effective  date of the Plan,  but  Options theretofore granted may extend beyond that date.

     8.   CAPITAL CHANGE OF THE COMPANY.

          In  the   event   of  any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.  Appropriate  adjustments  shall also be made in the case of outstanding Restricted Stock granted under the Plan.

     9.   PURCHASE FOR INVESTMENT/CONDITIONS.

          Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined  that such  registration is unnecessary,  each person exercising or receiving Options or Restricted Stock under  the Plan may be  required  by the  Company  to give a  representation  in writing that he is acquiring the  securities  for his own account for investment and not with a view to, or for sale in connection  with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

     10.  TAXES.

          (a) The Company may make such  provisions as it may deem  appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

          (b) If any Grantee,  in connection  with the acquisition of Restricted
Stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  Grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

          (c) If any  Grantee  shall  make any  disposition  of  shares of Stock issued pursuant to the exercise of an Incentive  Option under the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within ten (10) days hereof.

     11.  FORM OF PAYMENT UNDER AWARDS.

          Subject to the terms of the Plan and any applicable  Award  agreement, payments or transfers to be made by the Company upon the grant or exercise of an
Award may be made in such forms as the Committee shall determine at or after the time of grant,  including,  without limitation,  cash, shares,  other Awards, or other property,  or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with  rules  and  procedures  established  by  the  Committee.  Such  rules  and procedures  may  include,  without  limitation,  provisions  for the  payment or crediting of  reasonable  interest on  installment  or deferred  payments or the grant or crediting in respect of installment or deferred payments denominated in shares.

     12.  CONDITIONS ON AWARDS.

          In the event that the  employment  of a Grantee  holding any Option or
Restricted  Stock  under  the  Plan  shall  terminate  with the  consent  of the
Committee  or by  reason  of  retirement  or  disability,  the  rights  of  such
Participant  to any such Option,  or shares  shall be subject to the  conditions that until any such Option is exercised, or any such Restricted Stock is earned, he shall  (i) not  engage,  either  directly  or  indirectly,  in any  manner or capacity as advisor,  principal,  agent, partner, officer,  director,  employee, member of any association or otherwise,  in any business or activity which is at the time competitive with any business or activity  conducted by the Company and
(ii)  be  available,  unless  he  shall  have  died,  at  reasonable  times  for consultations at the request of the Company's  management with respect to phases of the business with which he was actively  connected during his employment.  In the event that either of the above  conditions  is not fulfilled or the Optionee or Grantee  breaches any agreement with the Company or Company policy,  then all rights to any unexercised  option or shares held as of the date of the breach of condition  shall be  immediately  forfeited  and such  option  shall  expire and
Restricted  Stock cancelled or reverted to the Company or grantor of such option or shares in accordance  with its terms.  Any  determination  by the  Committee, which shall act upon the  recommendation  of the Chairman,  that the Participant is, or has,  engaged in a  competitive  business or activity as aforesaid or has not been  available  for  consultations  or breached any  agreement as aforesaid shall be conclusive.

          In the  event  of any  conduct  by  Grantee  in  contravention  of any non-compete,  non-raid of employees,  customers or suppliers or  confidentiality clause of any agreement or understanding  with Grantee,  or a material breach of
the  policy  of  the  Company  with  respect  to  trade  secrets,   confidential
information,  competition  or other terms or  conditions  of employment or other
willful  misconduct  or  disparaging   remarks   concerning  the  Company,   all
obligations  of the Company to issue  shares upon the exercise of any Option and any  Restricted  Stock  shall  immediately  terminate  and any  such  Option  or
Restricted  Stock shall be  canceled  and  forfeited  and shall be of no further force and effect.

                                       10

     13.  EFFECTIVE DATE OF PLAN.

          The Plan shall be  effective  as of June 21, 2005 and shall  terminate
June 21, 2015; PROVIDED, HOWEVER, that the Plan and any award hereunder shall be subject  in all  respects  to  approval  by a  majority  vote  of the  Company's stockholders approving the Plan.

     14.  AMENDMENT AND TERMINATION.

          The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any Optionee or Grantee under any Option or Restricted Stock theretofore granted without the Optionee or
Grantee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

          (a) materially  increase  (greater than 10%) the number of shares that may be issued under the Plan, except as is provided in Section 8;

          (b)  materially  increase  the benefits  accruing to the  Optionees or
Grantees under the Plan;

          (c)  materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          (d) decrease the  exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 80% of the Fair Market
Value per share of Stock on the date of grant thereof; or

          (e) extend the term of any Option  beyond that provided for in Section
5(b).

          The  Committee  may amend,  suspend or terminate the Plan or amend the terms of any Option or Restricted Stock  theretofore  granted,  prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee or
Grantee  without the  Optionee or  Grantee's  consent.  The  Committee  may also substitute  new Options or Restricted  Stock for previously  granted  Options or
Restricted  Stock including  options granted under other plans applicable to the participant  and previously  granted  Options having higher option prices,  upon such terms as the Committee may deem appropriate.

     15.  GOVERNMENT REGULATIONS.

          The Plan,  and the grant and exercise of Options or  Restricted  Stock hereunder,  and the  obligation of the Company to sell and deliver  shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

                                       11

     16.  GENERAL PROVISIONS.

          (a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the  Committee  may deem  advisable  under  the  rules,  regulations  and  other requirements  of the Securities  and Exchange  Commission,  or other  securities commission having jurisdiction,  any applicable Federal or state securities law, any stock exchange or interdealer  quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) EMPLOYMENT MATTERS. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Optionee or Grantee of the Company or any  Subsidiary  any  right to  continued  employment  or,  in the case of an
Optionee or Grantee who is a director, continued service as a director, with the
Company or a  Subsidiary,  as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary to terminate the  employment of any of its  employees,  the service of any of its  directors or the retention of any of its consultants or advisors at any time.

          (c)  LIMITATION  OF  LIABILITY.  No  member of the  Committee,  or any officer or employee of the Company acting on behalf of the  Committee,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all members of the  Committee  and each and any officer or employee of the Company acting on their behalf shall, to the extent  permitted by law, be fully  indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d) REGISTRATION OF STOCK.  Notwithstanding any other provision in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities  laws any
Stock to be issued upon the exercise of an Option granted  hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject to such Option,  although the Company may in its sole  discretion  register such
Stock at such time as the Company  shall  determine.  If the Company  chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive legend restricting  the transfer or pledge of the Stock  represented  thereby,  and the
Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

     17.  NON-UNIFORM DETERMINATIONS.

          The  Committee's  determinations  under the Plan,  including,  without limitation,  (i) the  determination of the Participants to receive awards,  (ii)
the form,  amount and timing of such awards,  (iii) the terms and  provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be  made  by it  selectively  among  Participants  who  receive,  or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

                                       12

     18.  GOVERNING LAW.

          The validity,  construction,  and effect of the Plan and any rules and regulations  relating to the Plan shall be  determined  in  accordance  with the internal  laws of the State of Nevada,  without  giving  effect to principles of conflicts of laws, and applicable  federal law, PROVIDED,  HOWEVER,  that on and following  the  effective  date that the  Company  shall merge with and into its wholly-owned  Delaware subsidiary for the purpose of re-incorporating  itself in
Delaware, in accordance with the internal laws of the State of Delaware, without giving  effect to the  principles  of  conflicts  of laws,  including  as to all matters prior to such effective date.

                                  RelationServe Media, Inc.
                                  June 21, 2005